UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):                     August 17, 2004

NACCO INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9172	34-1505819

(Commission File Number)	(IRS Employer Identification Number)

5875 Landerbrook Drive, Mayfield Heights, OH	44124-4017

(Address of Principal Executive Offices)	(Zip Code)

(440) 449-9600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     As described in Item 9 and 12 of this Current Report on Form 8-K, the following Exhibit is furnished as part of this Current Report on Form 8-K.

     (c) Exhibits

99	NACCO Industries, Inc. “Key Program Update” information, as posted on the NACCO Industries, Inc. website at www.nacco.com and discussed in the Investor Webcast on August 17, 2004.

Item 9. Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition.

     On August 17, 2004, NACCO Industries, Inc. (the “Company”) will conduct an Investor Webcast entitled “Key Program Update” and post the presentation on its website at www.nacco.com, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K.

     This Current Report on Form 8-K and the presentation attached hereto are being furnished by the Company pursuant to Item 9 and 12 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations.

     In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NACCO INDUSTRIES, INC.

	By:	/s/ Kenneth C. Schilling

Name: Kenneth C. Schilling
Title: Vice President and Controller

Date: August 17, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99	NACCO Industries, Inc. “Key Program Update” information, as posted on the Company’s website at www.nacco.com on August 17, 2004.